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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
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                                December 22, 1999

                               Crosswalk.com, Inc.
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             (Exact name of registrant as specified in its Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                    00-22847
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                            (Commission File Number)

                                   54-1831588
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                        (IRS Employer Identification No.)

                      4100 Lafayette Center Dr., Suite 110
                            Chantilly, Virginia 20151
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               (Address of principal executive offices) (Zip Code)

                                 (703) 968-4808
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              (Registrant's telephone number, including area code)

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


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Item 4. Changes in Registrant's Certifying Accountant

Pursuant to the recommendation of the Audit Committee and the approval of the Board of Directors of Crosswalk.com, Inc., Ernst & Young LLP has been engaged as our independent auditors, effective December 17, 1999. The work of Hoffman, Morrison & Fitzgerald, P.C., was terminated on the same date. Crosswalk.com, Inc. has never engaged in or received any services from Ernst & Young LLP prior to this date.

Crosswalk.com, Inc. is not, nor ever has been involved in any dispute or disagreement about any matter of accounting principles or practices, financial statement disclosure, audit scope or procedures, or any reportable events with Hoffman, Morrison & Fitzgerald, P.C., who have been the independent auditors of Crosswalk.com, Inc. since inception.

Hoffman, Morrison & Fitzgerald, P.C.'s report on the financial statements for either of the Company's two most recent fiscal years and through the date of this report, contained no adverse opinion or disclaimer of opinion, nor was modified as to uncertainty, audit scope, or accounting principles.

Crosswalk.com, Inc. has requested that Hoffman, Morrison & Fitzgerald, P.C. furnish a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the above statements. A copy of this letter to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) not applicable

(b) not applicable

(c) Exhibits

  16.1 Letter from Hoffman, Morrison and Fitzgerald, P.C. to the Securities and Exchange Commission dated December 22, 1999 included herein pursuant to the requirements of Item 304 (a) (3) of Regulation S-K.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Crosswalk.com, Inc.


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Date: December 22, 1999                         By:  /s/ William M. Parker
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                                                William M. Parker
                                                Chief Executive Officer and
                                                President